UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2008

Intervoice, Inc.
(Exact name of registrant as specified in its charter)

Texas	001-15045	75-1927578
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
17811 Waterview Parkway, Dallas, Texas 75252
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code:  (972) 454-8000

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On April 10, 2008 Intervoice, Inc. (the “Company”) issued a press release (the “Press Release”) announcing its financial results with respect to the fourth fiscal quarter and year ended February 29, 2008.

The foregoing is qualified by reference to Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

          (a)       Financial Statements of Business Acquired.

          Not applicable.

          (b)       Pro Forma Financial Information.

          Not applicable.

          (c)       Shell Company Transactions.

          Not applicable.

          (d)       Exhibits.

Exhibit Number	Exhibit Title
99.1	Press Release of the Company dated April 10, 2008 announcing its financial results with respect to the fourth fiscal quarter and year ended February 29, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERVOICE, INC.

		By:	/s/ Craig E. Holmes
Craig E. Holmes
Date:	April 10, 2008		Executive Vice President and Chief Financial Officer

         EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Press Release of the Company dated April 10, 2008 announcing its financial results with respect to the fourth fiscal quarter and year ended February 29, 2008